[Scudder Investments logo]

Scudder Floating Rate Fund

Classes A, B and C

Annual Report

August 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Program

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Floating Rate Fund	Nasdaq Symbol	CUSIP Number
Class A	XKFAX	811-14M104
Class B	XKFBX	811-14M203
Class C	XKFCX	811-14M302

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)*
	1-Year	3-Year	Life of Class**
Scudder Floating Rate Fund - Class B	-1.55%	2.34%	2.56%
CSFB Leveraged Loan Index+	-1.92%	2.48%	2.60%
Lehman Brothers Aggregate Bond Index++	8.11%	9.32%	8.31%
U.S. Consumer Price Index+++	1.80%	2.64%	2.61%

	1-Year	Life of Class***
Scudder Floating Rate Fund - Class A	-.88%	2.57%
Scudder Floating Rate Fund - Class C	-1.53%	2.19%
CSFB Leveraged Loan Index+	-1.92%	2.77%
Lehman Brothers Aggregate Bond Index++	8.11%	9.31%
U.S. Consumer Price Index+++	1.80%	2.56%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 4.46	$ 4.43	$ 4.45
8/31/01	$ 4.73	$ 4.71	$ 4.73
Distribution Information Twelve Months: Income Dividends	$ .23	$ .21	$ .21
August Income Dividend	$ .017	$ .016	$ .016
Current Annualized Distribution Rate++	4.64	4.31	4.28

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.
Class B Lipper Rankings* - Loan Participation Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	25	of	43	57
3-Year	11	of	20	53

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of a $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Floating Rate Fund - Class B [] CSFB Leveraged Loan Index+ [] LB Aggregate Bond Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder Floating Rate Fund		1-Year	3-Year	Life of Class***	Life of Class**
Class A(a)	Growth of $10,000	$9,912	-	$10,744	-
	Average annual total return	-.88%	-	2.57%	-
Class B(a)	Growth of $10,000	$9,609	$10,630	-	$10,771
	Average annual total return	-3.91%	2.06%	-	2.30%
Class C(a)	Growth of $10,000	$9,847	-	$10,631	-
	Average annual total return	-1.53%	-	2.19%	-
CSFB Leveraged Loan Index+	Growth of $10,000	$9,808	$10,764	$10,805	$10,894
	Average annual total return	-1.92%	2.48%	2.77%	2.60%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,811	$13,065	$12,867	$12,961
	Average annual total return	8.11%	9.32%	9.31%	8.31%

The growth of $10,000 is cumulative.

* Returns and rankings during the 1-year, 3-year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund commenced operations on May 25, 1999. Index comparisons begin on May 31, 1999.
*** On November 1, 1999, the Fund commenced offering Class A and C shares. Index comparisons begin on October 31, 1999.
a On May 25, 1999 the Fund commenced offering Class B shares. On November 1, 1999 the Fund offered additional classes, namely A and C shares described herein. Returns for Class A shares reflect no initial sales charge. Class B share performance is adjusted for the applicable early withdrawal fees ("EWC"), which is 3% within the first year after purchase, declining to 0% after four years. Class C shares have no adjustments for sales charges, but redemptions within one year of purchase may be subject to a EWC of 1%. The difference in expenses will affect performance.
+ The unmanaged CSFB Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Before May 2001, the CSFB Leverage Loan Index was called the DLJ Leveraged Loan Index Plus.
++ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
+++ The U.S. Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The limited secondary market for senior loans means the fund may have more risk than a fund that invests in securities with a secondary market.

The fund may borrow to satisfy quarterly repurchase requirements and to manage cash flows. Collateral might not entirely satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal and, in some cases, may be difficult to liquidate on a timely basis. Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise, such as bankruptcy of the borrower, that could cause the fund's security in the loans' collateral to be invalidated.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and ranking may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We need to see three things occur before we can predict that a strong, self-sustaining economic recovery will take hold: Companies have to start increasing their investment in capital goods (such as equipment), the labor market has to improve, and consumers have to spend money.

Right now, the outlook is good. Consumer spending is resilient, especially on autos and housing. And capital spending and employment are beginning to revive, but slowly. However, corporations remain hesitant to start hiring and investing aggressively again.

The picture gets better when you add stimulative monetary policies (such as interest rate cuts). If the current scenario does continue to play out, the Federal Reserve Board will likely refrain from raising interest rates for at least the next few quarters. And if the recovery stumbles, it's likely that the Fed will cut rates aggressively - even though rates are already very low.

As a result, we expect the current moderate recovery to continue and gain momentum as firms slowly become more confident in the profit outlook and begin taking advantage of rebounding profits to invest and hire again.

The situation is similar worldwide. Despite political tensions and the threat of terrorism, the first half of this year saw a synchronized world economic recovery. This was led by the US, but Japan has probably shown the most surprising strength. Inflation remains low in most countries. As we go to press, oil prices have risen only moderately despite rising fears of an attack on Iraq.

If this moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low (and gently declining) inflation, and steady Fed policy suggests any backup in rates is apt to be limited until the recovery strengthens appreciably and Fed tightening prospects re-emerge (next spring at the earliest).

Economic Guideposts Data as of 8/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the recovery affect the equity markets? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustified) gains of the late 1990s. We need to keep an eye on the possibility of war in Iraq, which has begun to weigh on sentiment.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of September 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Floating Rate Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Floating Rate Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Kelly Babson

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1994 and the fund in 2000.

Head of the Private Debt Department.

Over 21 years of investment industry experience.

MBA, New York University.

Kenneth Weber

Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2000.

Over 15 years of investment industry experience.

Special note:

The Board of Scudder Floating Rate Fund has voted to liquidate and return the value of your account to you on or about December 31, 2002. The Board believes that liquidation of the fund is in the best interest of the fund's shareholders. Weak credit conditions - and interest rates that are among the lowest in the nation's history - have helped cause bank loan prices to deteriorate. Furthermore, the performance characteristics for bank loans have changed since the fund's inception, creating more volatility in the fund's share price than anticipated at the fund's inception.

In the following interview, Lead Portfolio Manager Kelly Babson discusses Scudder Floating Rate Fund's performance and the recent market environment for senior loans.

Q: How did the senior secured loan market perform during the year ended August 31, 2002?

A: During the period, the senior-secured loan market outperformed stocks and high yield bonds but trailed corporate and government issues. Overall, the past year was a tumultuous one for senior-secured loans. Beginning with the events of September 11, 2001, the senior-secured loan market saw increased price volatility as default rates remained at historically high levels and as the correlation of the leveraged-loan market to the high yield market continued to increase. The negative impact of increasing concerns over corporate governance issues, announcements of accounting fraud within major US companies, and an apparent delay in the US economic recovery beyond the second half of 2002 contributed to widening credit spreads and lower prices throughout the leveraged credit markets.

In addition, throughout much of the first half of 2002, loan refinancing dominated activity in the new issue leveraged-loan market as borrowers who had demonstrated financial performance accessed the high yield bond market and/or renegotiated the pricing on their bank facilities to reduce interest costs. That exodus of healthy issuers, coupled with the factors cited above, hurt both the fund and the general loan category.

Q: How did Scudder Floating Rate Fund perform during the period?

A: In the fiscal year ended August 31, 2002, Scudder Floating Rate Fund lost 1.55 percent (Class B shares, unadjusted for sales charges), which was slightly less than the loss sustained by the average peer in the Lipper Loan Participation Funds category, which fell 1.68 percent.

The fund's distribution rate fell to 4.31 percent (Class B shares, unadjusted for sales charges) as of August 31, 2002, from 5.56 percent as of August 31, 2001. However, that rate is a 264-basis-point yield advantage over the 30-day Money Market Yield Index (an index of money market funds based on 30-day yields), which stood at 1.67 percent as of August 31, 2002.

Loan participation fund results mixed vs. marketplace (1-year period ended August 31, 2002)
Index	Return
Lipper Loan Participation Funds category	-1.68%
Lehman Brothers Aggregate Bond Index	8.11%
JP Morgan Global High-Yield Bond Index	-2.74%
S&P 500 Index	-17.99%

The Lehman Brothers Aggregate Bond Index is a total-return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

The JP Morgan Global High Yield Bond Index is an unmanaged pool of bonds with ratings of Baa3 or below by Moody's Investors Service, Inc. and/or ratings of BBB- or below by Standard & Poor's Corporation. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.

The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index.

Q: We saw interest rates decline dramatically during the period. How do interest rate changes affect the income potential of loans in the portfolio?

A: Interest rates continued to decline over the course of the fund's fiscal year. The federal funds rate declined from 3.50 percent as of September 1, 2001, to 1.75 percent as of August 31, 2002. This decline in interest rates has a different impact on senior-secured, floating rate loans than it has on government and corporate bonds. That's because rates on senior loans typically reset higher or lower once every few months, based on current short-term rates, usually LIBOR (London Interbank Offering Rate, a benchmark for short-term, floating-rate securities). Currently, most of the loans in our portfolio have reset provisions that have the potential to change a borrower's payments about every three months. A corporate borrower is similar to a home owner who has an adjustable-rate home mortgage: The borrower benefits from drops in interest rates - the current environment we have seen - while the lender benefits from rate increases.

Q: How was Scudder Floating Rate Fund's portfolio positioned during the period?

A: The changes to the fund's positioning during the period generally reflect the difficult market of the past year. Management increased the fund's exposure to noncyclical areas, such as aerospace, defense, food products and health care, which helped returns during the period. At the same time, the fund's exposure to chemical companies decreased, as those holdings reached the upper limits of their price potential. Management also reduced the fund's stake in cyclicals, such as automotives.

The fund's returns were hurt by exposure to cable companies, particularly in 2002's second quarter, following allegations of accounting fraud at Adelphia Communications and the company's subsequent filing for bankruptcy protection. Management believes that the fund is being well-compensated for its loans to cable industry credits and that these loans are fully covered by assets. Lackluster results among telecommunication borrowers were also a drag on returns. Over the course of the period, the fund's stake in telecommunication companies was reduced. As of August 31, 2002, that stake was about 11 percent, approximately equal to the market weight.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Sector Diversification	8/31/02	8/31/01

Industrials	28%	22%
Consumer Discretionary	24%	22%
Telecommunication Services	11%	19%
Cash Equivalents	9%	13%
Consumer Staples	7%	3%
Health Care	7%	3%
Materials	7%	13%
Information Technology	4%	4%
Energy	2%	-
Financials	1%	-
Other	-	1%
	100%	100%

Ten Largest Loan Holdings (21.2% of Portfolio)
1. MCC Iowa LLC	2.4%
2. Mary Kay Corp.	2.3%
3. SI Corp.	2.3%
4. Titan Corp.	2.1%
5. Alliant Techsystems, Inc.	2.1%
6. Armkel LLC	2.1%
7. Flowserve Corp.	2.1%
8. Extended Stay America, Inc.	2.0%
9. Insight Midwest Holdings LLC	2.0%
10. CC VI Operating Co. LLC	1.8%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Principal Amount ($)	Value ($)
Variable Rate Senior Loan Interests* 89.8%
Consumer Discretionary 24.0%
Advanstar Communications, Inc., Term Loan B (LIBOR plus 4%), 10/11/2007	1,782,857	1,673,657
Buffets, Inc., Term Loan (LIBOR plus 3.5%), 6/5/2009	1,000,000	1,002,708
CBD Media, Inc., Term Loan B (LIBOR plus 3.25%), 3/8/2008	1,000,000	1,005,001
CC VI Operating Co., LLC, Term Loan B (LIBOR plus 2.5%), 11/12/2008	2,500,000	2,106,250
Century Cable Holdings LLC, Discretionary Term Loan (LIBOR plus 3%), 12/31/2009	2,500,000	1,759,375
Charter Communications Operating LLC, Term Loan B (LIBOR plus 2.75%), 3/18/2008	1,995,000	1,722,904
Doane Pet Care Co., Term Loan B (LIBOR plus 4.75%), 12/31/2005	917,731	898,229
Emmis Communications Corp., New Term Loan B (LIBOR plus 2.5%), 8/31/2009	2,071,920	2,076,777
Extended Stay America, Inc., Term Loan B (LIBOR plus 3%), 1/15/2008	2,386,449	2,390,924
Falcon Cable Communications LLC, Term Loan C (LIBOR plus 2.25%), 12/31/2007	1,869,171	1,619,948
Levi Strauss & Co., Term Loan B (LIBOR plus 3.25%), 8/29/2003	913,027	906,179
Mary Kay Corp., Term Loan B (LIBOR plus 4%), 10/3/2007	2,778,492	2,783,124
Metro-Goldwyn-Mayer, Inc., Term Loan B (LIBOR plus 3%), 6/30/2008	2,000,000	2,001,250
RCN Corp., Term Loan B (LIBOR plus 4%), 6/3/2007	2,025,000	1,250,438
Reader's Digest Association, Inc., Term Loan B (LIBOR plus 2.25%), 5/20/2008	1,000,000	992,500
Six Flags Theme Parks, Inc., Term Loan B (LIBOR plus 2.25%), 6/30/2009	2,000,000	1,996,250
Washington Football, Inc., Term Loan (LIBOR plus 2.875%), 7/14/2004	1,280,000	1,283,601
Weekly Reader Corp., Term Loan B (LIBOR plus 4.25%), 11/17/2006	972,500	972,500
WFI Group, Inc., Term Loan A (LIBOR plus 1.5%), 7/14/2004	80,000	80,075
		28,521,690
Consumer Staples 7.1%
Armkel LLC, Term Loan B (LIBOR plus 3%), 3/28/2009	2,481,250	2,500,966
Cott Corp., Term Loan (LIBOR plus 3%), 12/31/2006	473,277	475,249
Dean Foods Co., Term Loan B (LIBOR plus 2.25%), 7/15/2008	1,995,000	2,001,097
Fleming Companies, Inc., Term Loan B (LIBOR plus 2.25%), 6/19/2008	1,000,000	991,042
Michael Foods, Inc., Term Loan B (LIBOR plus 3%), 4/10/2008	909,543	914,773
Spartan Stores, Inc., Term Loan B (LIBOR plus 4%), 3/18/2007	1,912,643	1,644,873
		8,528,000
Energy 1.7%
Pacific Energy Partners LP, Term Loan B (LIBOR plus 2.75%), 7/26/2009	2,000,000	2,003,750
Financials 1.0%
AIMCO Properties LP, Term Loan (LIBOR plus 2.55%), 3/11/2004	1,010,394	1,013,551
FINOVA Group, Inc., Senior Secured Note, 7.5%, 11/15/2009	595,000	181,475
		1,195,026
Health Care 6.5%
Alpharma Operating Corp., Term Loan B (LIBOR plus 3.25%), 10/5/2008	1,658,042	1,533,689
Caremark RX, Inc., Term Loan (LIBOR plus 2.25%), 3/31/2006	997,500	999,994
Community Health Systems, Inc., Term Loan B (LIBOR plus 2.5%), 7/16/2010	1,000,000	1,003,229
DaVita, Inc., Term Loan B (LIBOR plus 3%), 3/31/2009	995,382	998,680
Stericycle, Inc., Term Loan B (LIBOR plus 2.5%), 9/30/2007	629,877	634,077
Stewart Enterprises, Inc., Term Loan (LIBOR plus 3.375%), 6/29/2006	557,917	561,752
Triad Hospitals, Inc., Term Loan B (LIBOR plus 3%), 9/30/2008	1,983,636	1,999,010
		7,730,431
Industrials 27.9%
Alliant Techsystems, Inc., Term Loan C (LIBOR plus 2.25%), 4/20/2009	2,493,750	2,506,842
Allied Waste North America, Inc.: Term Loan B (LIBOR plus 2.75%), 7/21/2006	589,773	577,693
Term Loan C (LIBOR plus 3%), 7/21/2007	707,727	693,334
Barjan Products LLC, Term Loan B (LIBOR plus 4%), 5/31/2006	970,200	926,541
Decrane Aircraft Holdings, Inc., Term Loan B (LIBOR plus 4%), 9/30/2005	1,451,181	1,429,413
Dresser, Inc., Term Loan B (LIBOR plus 3.5%), 4/10/2009	1,408,064	1,415,357
Flowserve Corp., Term Loan C (LIBOR plus 2.75%), 6/30/2009	2,500,000	2,498,177
Ingram Industries, Inc., Term Loan B (LIBOR plus 2.5%), 7/2/2008	1,000,000	1,000,000
Iron Mountain, Inc., Term Loan B (LIBOR plus 2.25%), 2/15/2008	2,000,000	2,009,750
Johnsondiversey, Inc., USD Term Loan B (LIBOR plus 3.5%), 11/3/2009	1,000,000	1,006,484
Juno Lighting, Inc., Term Loan B (LIBOR plus 3%), 11/30/2006	494,895	492,421
Moore Corp., Ltd., Term Loan B (LIBOR plus 3%), 8/2/2008	500,000	501,250
Motor Coach Industries International, Inc., Term Loan (LIBOR plus 4%), 6/16/2006	895,769	783,798
Mueller Group, Inc., Term Loan E (LIBOR plus 2.75%), 5/31/2008	2,000,000	2,002,500
Outsourcing Solutions, Inc., Term Loan B (LIBOR plus 4.5%), 12/10/2006	963,500	940,617
RailAmerica, Inc.: Term Loan B (LIBOR plus 2.5%), 5/23/2009	706,667	708,345
AUD Term Loan (LIBOR plus 2.5%), 5/23/2009	160,000	160,380
CDN Term Loan (LIBOR plus 2.5%), 5/23/2009	133,333	133,650
Rent-A-Center, Inc.: Term Loan B (LIBOR plus 2%), 1/31/2006	285,723	285,116
Term Loan C (LIBOR plus 2.25%), 1/31/2007	480,176	479,156
Rent-Way, Inc., Term Loan B (LIBOR plus 6%), 12/31/2003	1,870,431	1,804,966
SI Corp., Term Loan B (LIBOR plus 4.5%), 12/14/2007	2,966,250	2,780,859
SPX Corp.: Term Loan B (LIBOR plus 2.25%), 9/30/2009	750,000	751,108
Term Loan C (LIBOR plus 2.5%), 3/31/2010	1,250,000	1,252,415
Tapco International Corp.: Term Loan B (LIBOR plus 3%), 6/23/2007	303,126	301,610
Term Loan C (LIBOR plus 3.25%), 6/23/2008	181,875	180,966
Terex Corp., Term Loan (LIBOR plus 2%), 6/29/2009	1,000,000	992,750
Titan Corp., Term Loan B (LIBOR plus 3%), 6/30/2009	2,500,000	2,508,985
Travelcenters of America, Inc., Term Loan (LIBOR plus 3.25%), 11/14/2008	1,990,000	1,999,950
		33,124,433
Information Technology 3.7%
CSG Systems International, Inc., Term loan B (LIBOR plus 2.75%), 2/28/2008	900,000	846,562
Seagate Technology Holdings, Inc., US Term Loan B (LIBOR plus 2%), 5/31/2007	2,000,000	1,997,000
Semiconductors Components Industries LLC: Term Loan B (LIBOR plus 4%), 8/4/2006	644,699	581,304
Term Loan C (LIBOR plus 4%), 8/4/2007	694,292	626,020
Superior Telecom, Inc., Term Loan A (LIBOR plus 5%), 5/27/2004	950,609	350,141
		4,401,027
Materials 6.5%
Equistar Chemicals LP, Term Loan (LIBOR plus 3.5%), 8/24/2007	992,500	995,756
Ispat Inland LP: Term Loan B (LIBOR plus 3.75%), 7/16/2005	822,166	577,572
Term Loan C (LIBOR plus 3.75%), 7/16/2006	822,166	577,572
Kerr Group, Inc., Term Loan B (LIBOR plus 3.25%), 3/9/2006	977,500	953,062
KoSa BV, Term Loan B (LIBOR plus 3.5%), 12/31/2006	1,617,742	1,601,564
OM Group, Inc., Term Loan C (LIBOR plus 2.5%), 4/1/2007	1,000,000	1,000,875
Silgan Holdings, Inc., Term Loan B (LIBOR plus 2%), 11/30/2008	1,000,000	1,001,563
Smurfit-Stone Container Corp., Term Loan C (LIBOR plus 2.5%), 6/30/2009	269,231	269,332
Stone Container Corp., Term Loan B, (LIBOR plus 2.5%), 6/30/2009	730,769	731,043
		7,708,339
Telecommunication Services 11.4%
American Cellular Corp.: Term Loan B (LIBOR plus 3%), 3/31/2008	814,480	560,464
Term Loan C (LIBOR plus 3.25%), 3/31/2009	930,834	640,530
American Tower Systems Corp., Term Loan B (LIBOR plus 3%), 12/31/2007	1,500,000	1,253,907
Broadwing, Inc., Term Loan B (LIBOR plus 2.75%), 12/30/2006	1,515,938	1,225,067
Centennial Cellular Operating Co.: Term Loan B (LIBOR plus 3%), 5/31/2007	274,121	186,676
Term Loan C (LIBOR plus 3.25%), 11/30/2007	640,515	434,910
Crown Castle Operating Co., Term Loan B (LIBOR plus 2.75%), 3/15/2008	1,000,000	900,500
Dobson Operating Co., Term Loan B (LIBOR plus 2.75%), 12/31/2007	501,238	442,343
Insight Midwest Holdings LLC, Term Loan B (LIBOR plus 2.75%), 12/31/2009	2,500,000	2,341,145
MCC Iowa LLC, Term Loan (LIBOR plus 2.5%), 9/30/2010	3,000,000	2,854,500
Nextel Finance Co.: Term Loan B (LIBOR plus 3.375%), 6/30/2008	1,250,000	1,094,687
Term Loan C (LIBOR plus 3.625%), 12/31/2008	1,250,000	1,094,687
Rural Cellular Corp.: Term Loan B (LIBOR plus 3.25%), 10/3/2008	392,891	314,640
Term Loan C (LIBOR plus 3.5%), 4/3/2009	392,891	314,640
		13,658,696
Total Variable Rate Senior Loan Interests (Cost $114,035,564)		106,871,392

	Shares	Value ($)
Other 1.4%
Pilgrim Prime Rate Trust (Cost $2,518,743)	278,700	1,649,904

Cash Equivalents 8.5%
Scudder Cash Management QP Trust, 1.91% (b) (Cost $10,103,308)	10,103,308	10,103,308

	% of Net Assets
Total Portfolio (Cost $126,657,615) (a)	99.7%	118,624,604
Other Assets and Liabilities, Net	0.3%	323,511
Net Assets	100.0%	118,948,115

* Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report.
(a) The cost for federal income tax purposes was $126,657,615. At August 31, 2002, the net unrealized depreciation for all securities based on tax cost was $8,033,011. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $148,438 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,181,449.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $126,657,615)	$ 118,624,604
Cash	95,310
Receivable for investments sold	58,327
Interest receivable	674,512
Receivable for Fund shares sold	417
Due from Advisor	242,144
Total assets	119,695,314
Liabilities
Deferred facility fees	146,625
Dividends payable	189,260
Payable for Fund shares redeemed	133
Accrued management fee	64,904
Other accrued expenses and payables	90,239
Total liabilities	491,161
Net assets, at value	$ 119,204,153
Net Assets
Net assets consist of: Undistributed net investment income	1,001
Net unrealized appreciation (depreciation) on investments	(8,033,011)
Accumulated net realized gain (loss)	(11,191,658)
Paid-in capital	138,427,821
Net assets, at value	$ 119,204,153
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($5,577,778 / 1,251,926 outstanding shares of beneficial interest, $.01 par value, 80,000,000 shares authorized)	$ 4.46
Class B
Net Asset Value, offering and redemption price (subject to early withdrawal charge) per share ($86,835,273 / 19,583,915 outstanding shares of beneficial interest, $.01 par value, 80,000,000 shares authorized)
$ 4.43
Class C
Net Asset Value, offering and redemption price (subject to early withdrawal charge) per share ($26,791,102 / 6,016,936 outstanding shares of beneficial interest, $.01 par value, 80,000,000 shares authorized)
$ 4.45

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Interest	$ 7,859,349
Dividends	137,817
Facilities fees	173,741
Total Income	8,170,907
Expenses: Management fee	729,262
Administrative fee	391,394
Distribution service fees	1,200,669
Trustees' fees and expenses	17,857
Other	9,005
Total expenses, before expense reductions	2,348,187
Expense reductions	(615,200)
Total expenses, after expense reductions	1,732,987
Net investment income	6,437,920
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,444,383)
Net unrealized appreciation (depreciation) during the period on investments	(3,477,634)
Net gain (loss) on investment transactions	(8,922,017)
Net increase (decrease) in net assets resulting from operations	$ (2,484,097)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 6,437,920	$ 13,403,184
Net realized gain (loss)	(5,444,383)	(5,387,195)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,477,634)	(2,491,791)
Net increase (decrease) in net assets resulting from operations	(2,484,097)	5,524,198
Distributions to shareholders from: Net investment income: Class A	(333,151)	(654,279)
Class B	(4,722,828)	(8,803,525)
Class C	(1,713,577)	(3,977,159)
Fund share transactions: Proceeds from shares sold	6,215,481	44,265,101
Reinvestment of distributions	4,215,992	7,422,521
Cost of shares redeemed	(54,308,440)	(49,228,274)
Net increase (decrease) in net assets from Fund share transactions	(43,876,967)	2,459,348
Increase (decrease) in net assets	(53,130,620)	(5,451,417)
Net assets at beginning of period	172,334,773	177,786,190
Net assets at end of period (including undistributed net investment income of $1,001 and $332,637, respectively)	$ 119,204,153	$ 172,334,773

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended August 31, 2002
Cash Flows from Operating Activities:
Investment income received	$ 8,792,889
Payment of expenses	(2,094,774)
Proceeds from sales and maturities of investments	104,990,033
Purchases of investments	(71,720,238)
Net purchases of short-term investments	11,304,725
Cash provided by (used in) operating activities	51,272,635
Cash Flows from Financing Activities:
Net proceeds from fund share activity	(47,972,415)
Distributions paid (net of reinvestment of dividends)	(3,205,362)
Cash provided by (used in) financing activities	(51,177,777)
Increase (decrease) in cash	94,858
Cash at beginning of period	452
Cash at end of period	$ 95,310
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Provided by Operating Activities:
Net increase (decrease) in net assets resulting from operations	(2,484,097)
Net (increase) decrease in cost of investments	48,543,668
Net increase (decrease) in unrealized appreciation (depreciation) on investments	3,477,634
(Increase) decrease in net investment income receivable	621,982
(Increase) decrease in receivable for investments sold	1,911,145
Increase (decrease) in in payable for investments purchased	(435,910)
Increase (decrease) in accrued expenses and payables	(361,787)
Cash provided by (used in) operating activities	$ 51,272,635

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.73	$ 4.94	$ 5.00
Income (loss) from investment operations: Net investment income[b]	.22	.37	.32
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.21)	(.08)
Total from investment operations	(.04)	.16	.24
Less distributions from: Net investment income	(.23)	(.37)	(.30)
Total distributions	(.23)	(.37)	(.30)
Net asset value, end of period	$ 4.46	$ 4.73	$ 4.94
Total Return (%)[c]	(.88)	3.29	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	6	8	8
Ratio of expenses before expense reductions (%)	1.00	1.08[d]	1.28*
Ratio of expenses after expense reductions (%)	.72	1.02[d]	1.26*
Ratio of net investment income (%)	4.88	7.59	7.86*
Portfolio turnover rate (%)	56	43	32*
[a] For the period from November 1, 1999 (commencement of operations) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been waived.
[d] The ratios of operating expenses excluding cost incurred in connection with a fund complex reorganization before and after expense reductions were 1.04% and 1.00%, respectively.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.71	$ 4.92	$ 4.99	$ 5.00
Income (loss) from investment operations: Net investment income[b]	.20	.35	.36	.09
Net realized and unrealized gain (loss) on investment transactions	(.27)	(.21)	(.07)	(.03)
Total from investment operations	(.07)	.14	.29	.06
Less distributions from: Net investment income	(.21)	(.35)	(.36)	(.07)
Total distributions	(.21)	(.35)	(.36)	(.07)
Net asset value, end of period	$ 4.43	$ 4.71	$ 4.92	$ 4.99
Total Return (%)[c,d]	(1.55)	2.89	5.82	1.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	87	116	120	68
Ratio of expenses before expense reductions (%)	1.65	1.69[e]	2.03	3.48*
Ratio of expenses after expense reductions (%)	1.22	1.39[e]	1.71	.38*
Ratio of net investment income (%)	4.38	7.21	7.13	6.53*
Portfolio turnover rate (%)	56	43	32	2*
[a] For the period from May 25, 1999 (commencement of operations) to August 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been waived.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.38%, respectively.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.73	$ 4.94	$ 5.00
Income (loss) from investment operations: Net investment income[b]	.20	.36	.31
Net realized and unrealized gain (loss) on investment transactions	(.27)	(.22)	(.07)
Total from investment operations	(.07)	.14	.24
Less distributions from: Net investment income	(.21)	(.35)	(.30)
Total distributions	(.21)	(.35)	(.30)
Net asset value, end of period	$ 4.45	$ 4.73	$ 4.94
Total Return (%)[c,d]	(1.53)	2.93	4.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	27	49	50
Ratio of expenses before expense reductions (%)	1.62	1.61[e]	1.87*
Ratio of expenses after expense reductions (%)	1.19	1.30[e]	1.70*
Ratio of net investment income (%)	4.41	7.29	7.38*
Portfolio turnover rate (%)	56	43	32*
[a] For the period from November 1, 1999 (commencement of operations) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been waived.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.58% and 1.30%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Floating Rate Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Massachusetts business trust. The Fund does not intend to list the shares for trading on any national securities exchange.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to certain investors without an initial sales charge. Class A shares are available only to investors participating in a fee based investment advisory or agency commission program and upon conversion from Class B and Class C shares. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a declining early withdrawal charge (``EWC'') if the shares are repurchased by the Fund within four years of purchase. The charge is 3.0% for shares submitted and accepted for repurchase during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. There is no EWC thereafter. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and an EWC of 1.0% payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares ten years after issuance. The Fund intends to offer its shares continuously. The Fund will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value. Because the Fund is a closed-end investment company, shareholders are not able to redeem their shares on a daily basis.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities including senior loans are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $5,725,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($6,000), August 31, 2009 ($2,114,000) and August 31, 2010 ($3,605,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $5,466,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 454,415
Undistributed net long-term capital gains	$ -
Capital loss carry forwards	$ (5,725,000)
Unrealized appreciation (depreciation) on investments	$ (8,033,011)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 6,769,556

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Facilities fees received are deferred and recognized on a straight-line basis as income over the average life of the loans.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at August 31, 2002.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $71,284,328 and $103,078,888, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $1,000,000,000 of the Fund's average daily net assets, 0.49% of the next $2,000,000,000 of such net assets, 0.48% of the next $2,000,000,000 of such net assets, 0.47% of the next $5,000,000,000 of such net assets and 0.45% of such net assets in excess of $10,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.275% and 0.250% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended August 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Amount Waived by SDI	Unpaid at August 31, 2002
Class A	$ 14,776	$ 1,205	$ 1,083
Class B	284,322	181,061	21,046
Class C	92,296	64,098	5,951
	$ 391,394	$ 246,364	$ 28,080

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.60% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 616,166	$ 45,920
Class C	219,871	14,282
	$ 836,037	$ 60,202

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Amount Waived by SDI	Unpaid at August 31, 2002
Class A	$ 16,284	$ 16,284	$ -
Class B	256,735	256,735	-
Class C	91,613	91,613	-
	$ 364,632	$ 364,632	$ -

Early Withdrawal Fees. SDI receives any early withdrawal fees (``EWC'') from redemptions of Class B and C shares. EWC fees received by SDI for the year ended August 31, 2002 for Class B and C aggregated $326,780 and $7,651, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended August 31, 2002, totaled $379,371 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $4,204 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	121,021	$ 556,024	600,666	$ 2,934,056
Class B	681,371	3,117,566	3,641,002	17,617,855
Class C	556,892	2,541,891	4,888,096	23,713,190
		$ 6,215,481		$ 44,265,101
Shares issued to shareholders in reinvestment of dividends
Class A	54,864	$ 251,753	85,490	$ 413,946
Class B	603,011	2,752,821	918,340	4,423,173
Class C	263,898	1,211,418	534,194	2,585,402
		$ 4,215,992		$ 7,422,521
Shares redeemed
Class A	(514,214)	$ (2,346,764)	(784,495)	$ (3,791,453)
Class B	(6,236,696)	(28,196,750)	(4,412,986)	(21,188,233)
Class C	(5,223,837)	(23,764,926)	(5,041,361)	(24,248,588)
		$ (54,308,440)		$ (49,228,274)
Net increase (decrease)
Class A	(338,330)	$ (1,538,987)	(98,339)	$ (443,451)
Class B	(4,952,314)	(22,326,363)	146,356	852,795
Class C	(4,403,047)	(20,011,617)	380,929	2,050,004
		$ (43,876,967)		$ 2,459,348

F. Investing in Senior Loan Interests

Senior Loans are interests in adjustable rate loans that have a senior right to payment, which, in many circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. Some or many of the Senior Loans in which the Fund invests are relatively illiquid. This means that the Fund may not be able to sell its Senior Loans quickly at a fair price. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund conducts repurchase offers for its shares or if it needs cash to repay debt, pay dividends, or pay expenses.

G. Commitments

The Fund can invest in certain Variable Rate Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At August 31, 2002, there were no unfunded loan commitments.

H. Repurchase Offers

As a matter of fundamental policy, the Fund will offer to repurchase from 5% to 25% of its common shares at net asset value at three month intervals. The deadline for the repurchase offers will be a business day in the months of February, May, August and November. The price applicable to each repurchase offer will be determined no later than 14 calendar days after each repurchase request deadline (or, if not a business day, the next business day). Fund shares, when submitted for repurchase, may be worth more or less than their original cost. For the year ended August 31, 2002, 11,974,747 shares were repurchased. The Fund's next quarterly repurchase offer will be held in November as scheduled.

I. Cessation of Operations

On September 26, 2002, the Board of Trustees of the Fund approved the liquidation and termination of the Fund. The liquidation is currently anticipated to be effective on or about December 31, 2002, or such other date as the officers of the Fund deem appropriate. In anticipation of the liquidation, the Advisor intends to dispose of the Fund's portfolio holdings. Upon paying or otherwise providing for the Fund's liabilities, the Fund will distribute in cash its net assets pro rata to shareholders. As discussed in Note F, because of a limited secondary market for Senior Loans, the Fund may be limited in its ability to realize the full value of its assets in connection with the disposition of its Senior Loans in order to meet liquidation requirements.

In conjunction with approving the planned liquidation and termination of the Fund, the Board of the Fund further approved closing the Fund to new investments effective September 26, 2002.

Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that offer the Fund as an investment option may continue to make additional purchases in existing accounts through the date of liquidation.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder Floating Rate:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Floating Rate Fund (the "Fund"), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Floating Rate Fund, at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts October 16, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment Program

The Fund's Dividend Reinvestment Program (the "Program") allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the Fund. Shares purchased by participants in the Program in connection with the reinvestment of dividends will be issued by the Fund at net asset value. Generally for federal income tax purposes, shareholders receiving additional shares under the Program will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Program. All distributions to shareholders whose shares are registered in their own names automatically will be paid in shares, unless the shareholder elects to receive the distributions in cash. Shareholders may elect to receive dividends and capital gain distributions in cash by notifying Scudder Investments Service Company, as Program Agent. Additional information about the Program may be obtained from Scudder Investments Service Company at 1-800-641-1048. If your shares are registered in the name of a broker-dealer or other nominee (an "intermediary"), you must contact the intermediary regarding its status under the Program, including whether the intermediary will participate in the Program on your behalf. No fees or expenses are imposed on shareholders by the Fund or Scudder Investments Service Company for participants in the Program.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Floating Rate Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
25,945,568	284,233	457,387

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Kelly D. Babson (43) Vice President, 2000-present	Managing Director of Deutsche Asset Management	n/a
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Kenneth Weber (46) Vice President, 2001-present	Vice President of Deutsche Asset Management (2000-present); formerly, Vice President, FleetBostonFinancial	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally[4] (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder Floating Rate Fund
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On 8/19/02, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund.
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds continued
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On 8/19/02, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

1775 Eye Street N.W. Washington, D.C. 20006
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes